UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2026

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2026, Republic Bancorp, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders voted and: (1) elected each of the Company’s nominees for director to the Company’s Board of Directors (the “Board”); and (2) ratified the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Meeting.

Proposal 1: To elect 13 directors to serve until the 2027 annual meeting of shareholders and their successors are elected and qualified or their earlier resignation or removal.

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
Yoania Cannon	32,501,954	1,853,836	1,814,250
Jennifer N. Green	32,482,664	1,873,126	1,814,250
Heather V. Howell	32,461,113	1,894,677	1,814,250
Timothy S. Huval	32,499,749	1,856,041	1,814,250
Ernest W. Marshall, Jr.	32,482,852	1,872,938	1,814,250
W. Kennett Oyler, III	32,478,631	1,877,159	1,814,250
Logan M. Pichel	32,392,906	1,962,884	1,814,250
Vidya Ravichandran	32,468,621	1,887,169	1,814,250
Alejandro M. Sanchez	32,501,321	1,854,469	1,814,250
A. Scott Trager	32,002,343	2,353,447	1,814,250
Steven E. Trager	32,470,100	1,885,690	1,814,250
Andrew Trager-Kusman	32,340,510	2,015,280	1,814,250
Mark A. Vogt	31,837,510	2,518,280	1,814,250

Proposal 2: To ratify the appointment of Forvis Mazars, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	35,141,356
Votes Against	16,037
Votes Abstained	12,647

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 24, 2026	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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